                                                                    EXHIBIT 99.8

              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Timothy P. Smucker, hereby consent to be named as a person about to become a director of Dreyer's Grand Ice Cream Holdings, Inc. in this registration statement on Form S-4.

                                           /s/ Timothy P. Smucker
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                                           Timothy P. Smucker